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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Paulson Capital Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PAULSON CAPITAL CORP.

May 3, 2004

Dear Stockholder:

        The 2004 Annual Meeting of Stockholders of Paulson Capital Corp. (the "Company") will be held at the Company's headquarters, 811 SW Naito Parkway, Portland, Oregon 97204 in the third-floor conference room on Wednesday, June 3, 2004 at 2:00 p.m. (PDT).

        The attached material includes the Notice of Annual Meeting and the Proxy Statement, which describes the business to be transacted at the meeting. We ask that you give them your careful attention.

        As in the past, we will be reporting on your Company's activities and you will have an opportunity to ask questions about its operations.

        We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. It is important that your shares be represented at the meeting whether or not you are able to attend in person. Accordingly, the return of the enclosed proxy as soon as possible will be greatly appreciated and will ensure that your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy if you wish to vote in person.

        On behalf of the Board of Directors of Paulson Capital Corp., I would like to thank you for your continued support and confidence.

                      Sincerely,

                      Chester L.F. Paulson
                       Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
June 3, 2004

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Paulson Capital Corp. (the "Company") will be held at the Company's headquarters, 811 SW Naito Parkway, Portland, Oregon 97204, in the third-floor conference room on Thursday June 3, 2004 at 2:00 p.m. (PDT) for the following purposes:

1.
To elect six Directors whose term of office will expire in 2005.

2.
To transact any other business that properly comes before the Annual Meeting and any adjournments thereof.

        Holders of Common Stock of record as of the close of business on May 3, 2004 are entitled to receive notice of and vote at the Annual Meeting.

        It is important that your shares be represented at the Annual Meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy card in the return envelope provided. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person.

                      By order of the Board of Directors

                      Jacqueline M. Paulson
                       Secretary

Portland, Oregon
May 3, 2004

PAULSON CAPITAL CORP.
811 SW Naito Parkway
Portland, Oregon 97204

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
JUNE 3, 2004

        This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy are being furnished to the stockholders of Paulson Capital Corp. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2004 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held in the third-floor conference room of the Company's headquarters, 811 SW Naito Parkway, Portland, Oregon 97204, on Thursday June 3, 2004 at 2:00 p.m. (PDT) and any adjournments thereof. These proxy materials are being mailed on or about May 3, 2004 to holders of record on May 3, 2004 of the Company's Common Stock.

The Company

        The Company, which was incorporated under the laws of the state of Oregon in 1970, is a holding company which, through its wholly owned subsidiary, Paulson Investment Company, Inc. ("PIC"), engages in a full service brokerage business, including the purchase and sale of securities from and to the public and for its own account and in investment banking activities.

Voting Securities

        Holders of record at the close of business on May 3, 2004 of the Company's Common Stock, no par value ("Common Stock"), are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Each outstanding share of Common Stock entitles the holder to one vote. The Company's Articles of Incorporation do not provide for cumulative voting. Nominees for election of directors are elected by plurality vote of all votes cast at the Meeting. Abstentions and broker non-votes (i.e., shares held by brokers that are present but not voted because the brokers were prohibited from exercising authority) are counted for purposes of determining whether a quorum exists at the Meeting. Abstentions and broker non-votes are not counted and have no effect in determining whether a plurality exists with respect to a given nominee, but do have the effect of a "no" vote in determining whether other proposals are approved.

        On May 3, 2004, 3,183,911 shares of Common Stock were outstanding. The presence in person or by proxy at the Annual Meeting of the holders of a majority of these shares constitutes a quorum.

Revocability of Proxies

        A proxy may be revoked by a stockholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder or, if no instructions are indicated, will be voted FOR the slate of directors.

Solicitation

        All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company and its subsidiary by telephone, telex, fax, in person or otherwise without additional compensation. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy material to the beneficial owners of shares held of record by such persons and will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such material.

STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

        The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5 percent of the Company's outstanding Common Stock as of March 31, 2004, and sets forth the number of shares of Common Stock beneficially owned by each director, by each Named Executive, as defined in the Summary Compensation Table below, of the Company and by all directors of the Company and executive officers of the Company or PIC as a group:

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(2)		Percent of Outstanding Shares Beneficially Owned
Officers and Directors:
Chester L.F. and Jacqueline M. Paulson(3)	1,570,372	(4)	47.3%
Steven Kleemann	375,400	(5)	11.3%
Paul Shoen	23,127	(6)	*
Glen Davis	12,500	(7)	*
Shannon P. Pratt	13,127	(8)	*
M. Lorraine Maxfield	9,600	(9)	*
Scott Weber	8,000	(10)	*
Trent Davis	5,500	(11)	*
All Directors and Executive Officers as a group (11 persons)	2,057,891	(12)	62.0%
Greater than 5 percent shareholders:
Charles P.A. and Amy Paulson	247,349	(13)	7.4%

*
Less than 1%

(1)
The address for all stockholders is 811 SW Naito Parkway, Suite 200, Portland, OR 97204; except for Charles P.A. and Amy Paulson whose address is 1000 SW Broadway, #1660, Portland, Oregon 97203.

(2)
"Shares beneficially owned" include securities over which the person has or shares the power to vote or to direct investment, or in which the person has the right to acquire beneficial ownership within 60 days through the exercise of any option, warrant, or right of conversion of a security or otherwise, including, but not limited to, vested options issued under the Company's 1999 Stock Option Plan exercisable within 60 days of March 31, 2004.

(3)
Chester L.F. and Jacqueline M. Paulson own the shares as joint tenants.

(4)
Consists of 7,500 shares issuable upon exercise of options held by each of Chester and Jacqueline Paulson exercisable within 60 days of March 31, 2004.

(5)
Includes 5,500 shares issuable upon exercise of options exercisable within 60 days of March 31, 2004.

(6)
Includes 7,500 shares issuable upon exercise of options exercisable within 60 days of March 31, 2004.

(7)
Consists of 12,500 shares issuable upon exercise of options within 60 days of March 31, 2004.

(8)
Includes 7,500 shares issuable upon exercise of options within 60 days of March 31, 2004.

(9)
Includes 5,500 shares issuable upon exercise of options within 60 days of March 31, 2004.

(10)
Consists of 8,000 shares issuable upon exercise of options within 60 days of March 31, 2004.

(11)
Consists of 5,500 shares issuable upon exercise of options within 60 days of March 31, 2004.

(12)
Includes 92,500 shares issuable upon exercise of options within 60 days of March 31, 2004.

(13)
Charles P.A. and Amy Paulson own the shares as joint tenants.

EXECUTIVE COMPENSATION

        The Company's compensation structure consists of base salary and cash bonuses as well as potential long-term compensation through profit sharing and stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers' interest with those of stockholders.

        Bonus amounts are based upon a percentage fixed by the Board of Directors of a bonus pool based upon PIC's profits, if any. For the reporting periods presented, the Board authorized 15 percent of PIC's pretax income up to $1 million and 10 percent of pretax income thereafter to be placed into the bonus pool. For 2003, the bonus pool calculation was $674,666, but the Board of Directors authorized bonus payments to officers and directors of only $200,000. For 2002, the Company had no profits, so there was no bonus pool. For 2001, the bonus pool calculation was $1,277,058, but the Board of Directors authorized bonus payments of only $550,000.

        Retirement benefits for employees of the Company, who have completed certain service requirements, are provided by a defined contribution profit-sharing plan. The profit-sharing plan provides for annual contributions at the discretion of PIC's Board of Directors which are allocated to participants' accounts in proportion to their compensation. Of the amount allocated to an individual, 20 percent, 40 percent, 60 percent, 80 percent and 100 percent are vested after two, three, four, five and six years of service, respectively. In the event of death, retirement at or after age 59, or termination of employment because of disability, the participant immediately becomes entitled to 100 percent of his or her account. Contributions to the profit-sharing plan for the years ended December 31, 2003 and 2002 were $150,000 and $0, respectively. Retirement benefits are based on the investment performance of each participant's account under the profit-sharing plan.

        The Company has a 1999 Stock Option Plan (the "Option Plan"). The Option Plan provides for the grant of incentive options and nonqualified options. Stock options are granted under the Option Plan both to reward past performance and to motivate future performance. The term and conditions of stock options granted under the Option Plan are determined by the Board of Directors. Under the Option Plan, a maximum of 500,000 shares of the Company's Common Stock may be issued. Unless otherwise determined by the Board of Directors, in the event the employment of any optionee by the Company or a subsidiary terminates by retirement or for any reason other than because of death or physical disability, the term of any exercisable option shall end not later than 30 days after the date of the termination of employment.

SUMMARY COMPENSATION TABLE

        The following table sets forth certain information concerning the compensation for services in all capacities to the Company and its subsidiary for the fiscal years ended December 31, 2003, 2002 and 2001 of those persons who were, at December 31, 2003, the Chief Executive Officer and the four other most highly compensated Executive Officers whose total annual compensation exceeded $100,000 in 2003 (collectively the "Named Executives").

		Annual Compensation		Long Term Compensation		All Other Compensation
Name and Principal Position	Year	$ Salary(1)	$ Bonus	Other Annual Compensation	Securities Underlying Options (# Shares)	$(2)(3)
Chester L.F. Paulson, President	2003 2002 2001	201,977 158,147 397,734	20,000 — 60,000	— — —	7,500 — —	134,781 1,500 21,596
Glen Davis, President of PIC	2003 2002 2001	219,235 128,431 181,016	20,000 — 60,000	— — —	7,500 3,000 —	24,898 1,500 21,596
Scott Weber, Sr. V.P. of Trading	2003 2002 2001	351,616 89,868 247,878	10,000 — 40,000	— — —	5,000 — —	7,677 1,500 21,596
Trent Davis, Sr. V.P. of Syndicate	2003 2002 2001	217,053 84,619 66,897	10,000 — 20,000	— — —	2,500 — —	25,758 1,500 11,960
M. Lorraine Maxfield, Sr. V.P. of Corporate Finance	2003 2002 2001	65,982 71,428 63,934	10,000 — 20,000	— — —	2,500 — —	109,712 9,438 60,553

(1)
Mr. Paulson is not paid any salary. The amounts included in the Salary column for Mr. Paulson consist of amounts paid contingent upon the completion of PIC's corporate finance transactions and a percentage of the profit in PIC's investment account. Salary for Mr. Glen Davis includes retail commissions from Mr. Glen Davis's service as a registered representative of PIC as well as a salary of $41,304 in 2003, $40,167 in 2002 and $38,669 in 2001. Salary for Mr. Weber includes trading and retail commissions, as well as a salary of $63,960 in 2003, $62,400 in 2002, and $60,000 in 2001. Salary for Mr. Trent Davis includes retail commissions, amounts paid contingent upon the completion of PIC's corporate finance transactions, as well as a salary of $42,324 in 2003, $41,292 in 2002, and $32,292 in 2001. Salary for Ms. Maxfield consist of amounts paid contingent upon the completion of PIC's corporate finance transactions, as well as a salary of $42,952 in 2003, $41,904 in 2002, and $40,296 in 2001.

(2)
Amounts shown for 2003 include (i) contributions of $1,500 for each of the Named Executives relating to PIC's match of the employee contributions relating to PIC's 401(k) retirement plan, and (ii) contributions of $6,177 for each of Mr. Paulson, Mr. Glen Davis, Mr. Weber, and Mr. Trent Davis; and a contribution of $5,350 for Ms. Maxfield to PIC's tax qualified profit sharing plan. Amounts shown for 2002 consist of contributions of $1,500 for each of the Named Executives relating to PIC's match of employee contributions to PIC's 401(k) retirement plan. No contributions were made for any officers in 2002 to PIC's tax qualified profit sharing plan. Amounts shown for 2001 include (i) contributions of $1,500 for each of the Named Executives relating to PIC's match of employee contributions relating to PIC's 401(k) retirement plan, and (ii) contributions of $20,096 for each of Mr. Paulson, Mr. Glen Davis, and Mr. Weber, contribution of $10,460 for Mr. Trent Davis and contribution of $15,053 to Ms. Maxfield to PIC's tax qualified profit sharing plan.

(3)
Underwriter warrants are received by PIC upon the completion of corporate finance transactions for its clients. Any amounts representing the net gain received from the exercise of underwriter warrants allocated to each of the Named Executives, is based upon the difference in the price of the security on the date of the exercise of the warrant and the exercise price of the warrant, are included in the table above. In 2003, the net gain for the Named Executive is as follows: Mr. Paulson $127,104; Mr. Glen Davis $17,221; Mr. Trent Davis $18,081; and Ms. Maxfield $102,862. In 2002 the net gain for Ms. Maxfield was $7,938. In 2001, the net gain for Ms. Maxfield was $44,000.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

        The following table provides certain information concerning individual grants of stock options and stock appreciation rights (SARs) granted to the Named Executives pursuant to the Company's 1999 Stock Option Plan during the year ended December 31, 2003.

Name	Number of Shares Underlying Options/SARs Granted	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date
Chester Paulson	7,500	11.1%	$8.91	11/09/08
Glen Davis	7,500	11.1%	$8.10	11/09/08
Scott Weber	5,000	7.4%	$8.10	11/09/08
Trent Davis	2,500	3.7%	$8.10	11/09/08
M. Lorraine Maxfield	2,500	3.7%	$8.10	11/09/08

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain information about the Company's equity compensation plans in effect as of the end of fiscal year 2003.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Shareholders(1)	194,500	$6.43	260,500
Equity Compensation Plans Not Approved by Shareholders	—	—	—
Total	194,500	$6.43	260,500

(1)
Consists of the Company's 1999 Stock Option Plan.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

        Shown below is information with respect to the exercised and unexercised options to purchase the Company's Common Stock granted under the Company's 1999 Stock Option Plan to the Named Executives.

			Number of Shares Underlying Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Chester Paulson	—	—	21,500	—	$68,205	—
Glen Davis	—	—	24,500	—	$80,760	—
Scott Weber	—	—	20,000	—	$68,620	—
Trent Davis	—	—	5,500	—	$9,155	—
M. Lorraine Maxfield	4,000	$36,138	5,500	—	$9,155	—

(1)
The amounts reflected are based on a closing price of the Company's Common Stock, as reported on the Nasdaq stock market, as of December 31, 2002 ($9.17) minus the exercise price of the option, multiplied by the number of shares underlying the options.

DIRECTORS AND EXECUTIVE OFFICERS

Name, Age, Public Directorships and Principal Occupations During Past Five Years	Director Since
Directors:
Chester L.F. Paulson, Age 68 Chairman of the Board; President of the Company; Director of Corporate Finance of PIC	1970
Jacqueline M. Paulson, Age 65 Secretary-Treasurer of the Company; Secretary-Treasurer of PIC	1976
Glen Davis, Age 48 President of PIC since 2/98 (Senior Vice President of PIC prior to 2/98)	1999
Steve Kleemann, Age 63 Private investor	2001
Shannon P. Pratt, Age 70 Managing Owner — Business Valuation Resources, a publishing firm in the business valuation field	1998
Paul Shoen, Age 47 Founder and Chairman of Pantechnicon Aviation, Ltd., a Nevada company that leases and charters aircraft, since 1995; private investor	1998
Employee Since
Other Executive Officers of Paulson Investment Company, Inc.:
Trent Davis, Age 36 Senior Vice President, Syndicate/National Sales (Vice President/Syndicate prior to 6/01)	1996
Lorraine Maxfield, Age 53 Senior Vice President, Corporate Finance	1983
Carol Rice, Age 53 Chief Financial Officer	1975
Harry Striplin, Age 46 Senior Vice President, Compliance	1991
Scott Weber, Age 44 Senior Vice President, Trading	1982

        Chester L.F. Paulson and Jacqueline M. Paulson are husband and wife.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board and Committee Meetings

        During fiscal 2003, the Board of Directors held five meetings, and the Audit Committee and the Compensation Committee each held three meetings. Each current director attended, in person or by teleconference, at least 75 percent of the aggregate of (i) the total number of meetings of the Board, and (ii) the number of meetings held by all the committees of the Board on which he or she served.

        The Board of Directors has a standing Audit Committee. The Audit Committee reviews and makes recommendations to the Board of Directors concerning our internal accounting procedures, reviews and consults with our independent accountants on the accounting principles and auditing practices used for its financial statements and makes recommendations to the Board of Directors concerning the engagement of independent accountants and the scope of the audit to be undertaken by the accountants. The current members of the Audit Committee are Mr. Kleemann, Dr. Pratt and Mr. Shoen. All members are independent under the listing standard of the NASDAQ stock market.

        The Board of Directors has a standing Compensation Committee. The Compensation Committee is primarily responsible for reviewing the compensation of our executive officers, including the Chief Executive Officer, and for administering our stock option plan. The current members of the Compensation Committee are Mr. Kleemann, Dr. Pratt and Mr. Shoen. All members are independent under the listing standards of the NASDAQ stock market.

        The Board of Directors does not have a standing nomination committee because members of the Board of Directors together identify qualified individuals to become directors. The Board of Directors also determines the composition of Board committees and assists in the development and implementation of our corporate governance standards. Although we have no formal policy regarding shareholder nominees, shareholders wishing to nominate a candidate should submit the candidate's name and qualifications to our corporate secretary in writing at our principal executive offices in Portland, Oregon. The Board of Directors will assess a shareholder nominee based upon the candidate's background, skills and experience, in light of the needs of the Board of Directors at that time.

Compensation of Directors

        The Company's Directors are compensated through their participation in the bonus pool as described under "Executive Compensation" above.

AUDIT COMMITTEE REPORT

        The Audit Committee operates pursuant to a written charter, a copy of which was attached to the Proxy Statement for the 2002 Annual Meeting. In connection with our audited financial statements for 2003, the Audit Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (3) received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditors their independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

        The Board of Directors and the Audit Committee has identified Dr. Shannon P. Pratt as the committee's financial expert. Dr. Pratt holds a doctoral degree of business administration in finance. Dr. Pratt's experience includes over 30 years of experience as managing director of a national business valuation firm, and is currently the managing owner of a publishing firm that serves the business valuation industry. Dr. Pratt's credentials include Chartered Financial Analyst, Fellow and Accredited Senior Appraiser, Master Certified Business Appraiser, and Certified in Mergers & Acquisitions.

        The Audit Committee engages the Independent Public Accountants to audit the financial statements of the Company and PIC. The Audit Committee has given Company management pre-approval for tax, financial, and operational consulting work where the one time or cumulative cost of the project will be less than $50,000.

        The Board of Directors and the audit committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD")

that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

This report of the Audit Committee does not constitute "soliciting material" and should not be deemed "filed" or incorporated by reference into any of the other Company filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference herein.

                        AUDIT COMMITTEE MEMBERS
                        Shannon P. Pratt
                        Paul Shoen
                        Steve Kleemann

COMPENSATION COMMITTEE REPORT

        The Compensation Committee is primarily responsible for oversight of the compensation of the executive officers of the Company and of PIC. The Committee reviews compensation with consideration of several factors, including: (i) the performance of the Company and PIC; (ii) the rate of pay that is competitive in the marketplace; and (iii) the performance of the individual.

        Base compensation for executive officers is predicated primarily on competitive circumstances for managerial talent and leadership. Consideration is given to salaries for executive officers of comparably sized companies in the securities industry.

        Bonus compensation for executive officers is tied to the performance of the Company and PIC. Bonus amounts typically are based upon a percentage fixed by the Board of Directors of a bonus pool derived from PIC's profits.

        Stock-based incentive compensation is intended to align the interest of shareholders and senior management by providing managers appropriate incentives to achieve Company profitability and success. The Compensation Committee is responsible for determining who should receive a grant, when the grant is made, the exercise price per share (in the case of options), vesting provisions and the size of the grant. In determining the size of the an award, the Committee considers industry practices, market conditions, individual performance and other pertinent factors. In fiscal 2003, executive officers and directors were eligible to receive stock option grants under the Company's Option Plan.

        In fiscal 2003, the Compensation Committee approved the executive compensation disclosed in the section titled "Executive Compensation."

        This report of the Compensation Committee does not constitute "soliciting material" and should not be deemed "filed" or incorporated by reference into any of the other Company filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference herein.

                      COMPENSATION COMMITTEE MEMBERS
                      Shannon P. Pratt
                      Paul Shoen
                      Steve Kleemann

CODE OF ETHICS

        The Company operates pursuant to a written Code of Ethics, a copy of which was attached to the SEC Form 10-KSB of Paulson Capital Corporation for the fiscal year ended December 31, 2003. This Code of Business Conduct and Ethics embodies the commitment of Paulson Capital Corporation and its subsidiary Paulson Investment Company, Inc., to conduct business in accordance with all applicable laws, rules and regulations and the highest ethical standards.

INDEPENDENT PUBLIC ACCOUNTANTS

        Grant Thornton LLP was the independent auditors for the Company for the year ended December 31, 2003 and has been selected to serve as the independent auditors for the Company for 2004. Representatives of Grant Thornton LLP will be at the Annual Meeting and will be available to respond to appropriate questions. They do not plan to make any statement but will have the opportunity to make a statement if they wish.

Principal Accounting Firm Fees

        The Company paid the following fees for services performed by our principal accounting firm, Grant Thornton LLP, in 2003 and 2002:

	2003	2002
Annual Audit Fees	$60,892	$59,335
Audit Related Fees	$10,971	$14,111
Tax Related Fees	$51,134	$30,122
All Other Fees	—	$15,740

Total	$122,997	$119,308

The Audit Committee has considered whether the provision of the services covered by these fees is compatible with maintaining the principal accountant's independence and has determined that it is. All work performed on the Company's financial statements was completed by Grant Thornton employees.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The Board of Directors has nominated the current directors, Messrs. Paulson, Davis, Kleeman, Shoen, Ms. Paulson, and Dr. Pratt to serve until the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The persons named on the enclosed proxy (the proxy holders) will vote for election of the nominees unless you have withheld authority for them to do so on your proxy card. If the nominees are unable or decline for good cause to serve as a director at the time of the Meeting, the proxies will be voted for any nominee named by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware that a nominee is unable and/or will decline to serve as a director. There is no cumulative voting for election of directors.

Vote Required

        If a quorum of shareholders is present at the Annual Meeting, the six nominees for election as directors who receive the greatest number of votes cast at the meeting will be elected directors.

Recommendation

        The Board of Directors recommends that shareholders vote for the re-election of Messrs. Paulson, Davis, Kleemann, Shoen, Ms. Paulson, and Dr. Pratt.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than 10 percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors, and beneficial owners of more than 10 percent of the Common Stock are required by SEC regulation to furnish the Company with copies of all section 16(a) reports they file. Based solely on a review of such reports received by the Company and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all section 16(a) filing requirements applicable to its executive officers and directors have been complied with.

OTHER MATTERS

Discretionary Authority

        Although the Notice of Annual Meeting of Stockholders provides for transaction of any other business that properly comes before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than the matters described in this Proxy Statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are presented.

Stockholder Proposals

        Any stockholder proposal to be considered for inclusion in proxy materials for the Company's 2005 Annual Meeting must be received at the principal executive offices of the Company no later than January 3, 2005. To be eligible for inclusion in the 2005 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934.

Stockholder Communication with the Board of Directors

        Any stockholder may contact our Board of Directors in writing by addressing the communication to: Board of Directors, Paulson Capital Corp., c/o Corporate Secretary, 811 S.W. Naito Parkway, Suite 200, Portland, Oregon 97204.

ADDITIONAL INFORMATION

        Upon the receipt of a written request from any stockholder, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-KSB, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, for the Company's most recent fiscal year. Written requests for such Report should be directed to:

              Jacqueline M. Paulson, Secretary
              Paulson Capital Corp.
              811 SW Naito Parkway, Suite 200
              Portland, Oregon 97204

        You are urged to sign and return your proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Annual Meeting.

                      By order of the Board of Directors
                      Jacqueline M. Paulson
                       Secretary

Portland, Oregon
May 3, 2004

PAULSON CAPITAL CORP.—REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF PAULSON CAPITAL CORP.

        THE UNDERSIGNED stockholder(s) of PAULSON CAPITAL CORP. (the "Company"), 811 SW Naito Parkway, Portland, Oregon 97204, hereby appoints Chester L.F. Paulson and Jacqueline M. Paulson as their designees and each of them, with full powers of substitution, proxies of the undersigned to cast all votes which undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held June 3, 2004 at 2:00 p.m. (PDT) in the third-floor conference room at the Company's offices, and all adjournments thereof, with all powers undersigned would possess if personally present, and particularly (without limiting the generality of the foregoing) to vote and act.

Item 1. Election of Directors. List of Nominees: Chester L.F. Paulson, Jacqueline M. Paulson, Glen Davis, Steve Kleemann, Shannon P. Pratt, Paul F. Shoen.

☐ For all Nominees      ☐ Withhold all Nominees

☐ Withhold nominees indicated: __________________

        The Board of Directors recommends a vote FOR all nominees.

        The Company knows of no other business to come before the meeting. The Proxy Holders intend to vote FOR the Nominees unless this proxy is marked to the contrary. If any other business comes before the meeting, this Proxy will be voted in accordance with the judgment of the Proxy Holders. This Proxy will be used only at the June 3, 2004 Annual Meeting or any adjournment(s) thereof.

        Undersigned hereby acknowledge(s) receipt of the accompanying Notice of Annual Meeting and Proxy Statement dated May 3, 2004, prior to signing this Proxy. Please sign, date and return this proxy in the envelope provided. PLEASE SIGN EXACTLY AS SHOWN ON THIS PROXY. ONLY ONE SIGNATURE IS NEEDED FOR JOINT OWNERSHIP.

Date	Signature	Signature

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PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS JUNE 3, 2004
STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION/SAR GRANTS IN LAST FISCAL YEAR
EQUITY COMPENSATION PLAN INFORMATION
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
DIRECTORS AND EXECUTIVE OFFICERS
ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT
CODE OF ETHICS
INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
ADDITIONAL INFORMATION